Exhibit 10.3

When recorded return to:

Christopher J. Lhulier, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

FOURTH AMENDMENT TO MORTGAGE, SECURITY AGREEMENT

AND FIXTURE FILING

THIS FOURTH AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is made as of the 15th day of June, 2010, by and between GTC BIOTHERAPEUTICS, INC., a Massachusetts corporation, formerly known as GENZYME TRANSGENICS CORPORATION, having an address of 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702 (the “Grantor”), and LFB BIOTECHNOLOGIES S.A.S., having an address of 3, avenue des Tropiques, LES ULIS, 91940 Courtaboeuf - FRANCE (the “Grantee”).

W I T N E S S E T H   T H A T:

WHEREAS, the Grantor granted the Grantee a certain Second Mortgage, Security Agreement and Fixture Filing dated as of December 22, 2008 and recorded with the Registry of Deeds for Worcester County, Massachusetts on December 22, 2008 in Book 43614, Page 182 with respect to certain real property of Grantor located in the Towns of Charlton and Spencer, County of Worcester, Commonwealth of Massachusetts and more particularly described therein and amended by that certain Amendment to Mortgage, Security Agreement and Fixture Filing dated as of June 18th, 2009 and recorded with the Registry of Deeds for Worcester County, Massachusetts on June 22, 2009 in Book 44458, Page 375, by that certain Second Amendment to Mortgage, Security Agreement and Fixture Filing dated as of December 21, 2009 and recorded with the Registry of Deeds for Worcester County, Massachusetts on February 25, 2010 in Book 45497, Page 264 and by that certain Third Amendment to Mortgage, Security Agreement and Fixture Filing dated as of February 24, 2010 and recorded with the Registry of Deeds for Worcester County, Massachusetts on February 25, 2010 in Book 45497, Page 269 (as amended, the “Existing Mortgage”), to secure, inter alia, certain indebtedness, obligations and liabilities of the Grantor to the Grantee; and

WHEREAS, the parties hereto desire to further amend the Existing Mortgage in the manner as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are hereby incorporated by reference herein.

2. Amendments to the Existing Mortgage. The Existing Mortgage is hereby further amended as follows:

(a) The first WHEREAS clause of the Existing Mortgage is hereby deleted in its entirety and the following is hereby substituted in its stead:

“WHEREAS, Grantor is the holder of (i) the 2006 Convertible Note (as defined below), (ii) the 2008 Convertible Note (as defined below) issued pursuant to that certain Note and Warrant Purchase Agreement, executed on October 31, 2008, by and between the Grantor and the Grantee (the “NPA” or the “Purchase Agreement”), (iii) the Secured Note (as defined below) issued pursuant to that certain Loan Agreement dated as of June 18, 2009 by and between the Grantor and the Grantee (as amended, the “Loan Agreement”), (iv) the 2010 Secured Note (as defined below) issued pursuant to that certain Note Purchase Agreement dated as of February 19, 2010 by and between the Grantor and the Grantee (the “2010 NPA”) and (v) the Second 2010 Secured Note (as defined below) issued pursuant to that certain Note Purchase Agreement dated as of June 15, 2010 by and between the Grantor and the Grantee (the “Second 2010 NPA”); and”

(b) Section 1.1(a) of the Existing Mortgage is hereby amended as follows:

i.	The following new definition of “Second 2010 Secured Note” is hereby inserted into Section 1.1(a) in proper alphabetical order:

““Second 2010 Secured Note” means the Secured Convertible Note dated on or about June 15, 2010, executed by Grantor, payable to the order of Grantee, in the stated principal amount of Seven Million and 00/100 Dollars ($7,000,000.00), which is scheduled to mature on June 15, 2013.”

ii.	The definitions of “Loan” and “Notes” are hereby deleted in their respective entireties and the following are hereby inserted in their respective steads:

““Loan” means collectively, (a) the loan in the aggregate original principal amount of Two Million Five Hundred Fifty Eight Thousand Six Hundred Fifty and 00/100 Dollars ($2,558,650.00) made by Grantee to Grantor, evidenced by the 2006 Convertible Note, (b) the loan in the aggregate original principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00) made by Grantee to Grantor pursuant to the NPA, evidenced by the 2008 Convertible Note, (c) the loan in the aggregate original principal amount of Seven Million and 00/100 Dollars ($7,000,000.00) made by Grantee to Grantor pursuant to the 2010 NPA, evidenced by the 2010 Secured Note, (d) the loan in the aggregate original principal amount of Seven Million and 00/100 Dollars ($7,000,000.00) to be made by Grantee to Grantor pursuant to the Second 2010 NPA, evidenced by the Second 2010 Secured Note and (d) the term loan made by Grantee to Grantor pursuant to the Loan Agreement in the aggregate original principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) evidenced by the Secured Note; all of which are to be secured by the Loan Documents.”

““Notes” means collectively, (a) the 2006 Convertible Note, (b) the 2008 Convertible Note, (c) the 2010 Secured Note, (d) the Second 2010 Secured Note, and (e) the Secured Note.”

(c) Subsections 4.7(f), (g), and (h) of the Existing Mortgage are hereby deleted in their respective entireties and the following are hereby inserted in their respective steads, together with the following new Subsection 4.7(i):

“(f) to the payment and performance of the Obligations of the Grantor to the Grantee in connection with the Second 2010 Secured Note;

(g) to the payment and performance of the Obligations of the Grantor to the Grantee in connection with the 2006 Convertible Note;

(h) to the payment and performance of the remainder of the Obligations of the Grantor to the Grantee in such manner and order of preference as Grantee in its sole discretion may determine; and

(i) the balance, if any, to the payment of the persons legally entitled thereto.”

3. Ratification. The Grantor and the Grantee each agree that, except as amended hereby, the Existing Mortgage shall remain in full force and effect and is in all other respects ratified and confirmed. The term “Mortgage” as used in the Existing Mortgage and any other documents or agreements between the parties hereto which relate to the indebtedness secured by the Existing Mortgage shall refer, from and after the date hereof, to the Existing Mortgage as amended by this Amendment and as the same may from time to time be further amended, supplemented, restated or otherwise modified.

4. Confirmation. The Grantor hereby confirms the grant to the Grantee of the Existing Mortgage with MORTGAGE COVENANTS and upon the STATUTORY CONDITION and with the STATUTORY POWER OF SALE.

5. Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

*Balance of Page Intentionally Left Blank*

IN WITNESS WHEREOF, Mortgagor and Mortgagee have each caused this Fourth Amendment to Mortgage, Security Agreement and Fixture Filing to be executed as an instrument under seal as of the day and year first written above.

Mortgagor:

GTC BIOTHERAPEUTICS, INC.

By:	/s/ William K. Heiden
Name: William K. Heiden
Title: President

By:	/s/ Kristie A. Bolieau
Name: Kristie A. Bolieau
Title: Assistant Treasurer

Commonwealth of Massachusetts

Middlesex County, ss.

On this 15th day of June, 2010, before me, the undersigned notary public, personally appeared William K. Heiden, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly authorized signatory of GTC Biotherapeutics, Inc.

/s/ Mary S. Thurlow
Notary Public
My commission expires:	April 6, 2012
Print Notary Public’s Name:	Mary S. Thurlow
Qualified in the Commonwealth of Massachusetts
[Notary Seal]

* Signatures Continued on Next Page *

[Signature page to Fourth Amendment to Mortgage]

Commonwealth of Massachusetts

Middlesex County, ss.

On this 15th day of June, 2010, before me, the undersigned notary public, personally appeared Kristie A. Bolieau, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly authorized signatory of GTC Biotherapeutics, Inc.

/s/ Mary S. Thurlow
Notary Public
My commission expires:	April 6, 2012
Print Notary Public’s Name:	Mary S. Thurlow
Qualified in the Commonwealth of Massachusetts
[Notary Seal]

* Signatures Continued on Next Page *

[Signature page to Fourth Amendment to Mortgage]

Mortgagee:

LFB BIOTECHNOLOGIES, S.A.S.

By:	/s/ Max Berger as attorney-in-fact for Christian Béchon
Christian Béchon
President Directeur General

Commonwealth of Massachusetts

Suffolk County, ss.

On this 16th day of June, 2010, before me, the undersigned notary public, personally appeared Max Berger as attoney-in-fact for Christian Béchon, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly authorized signatory of LFB Biotechnologies, S.A.S.

Elizabeth A. Rockwell
Notary Public
My commission expires:	8/1/2014
Print Notary Public’s Name:	Elizabeth A. Rockwell
Qualified in the Commonwealth of Massachusetts
[Notary Seal]

[Signature page to Fourth Amendment to Mortgage]